TABLE TRAC, INC. CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the accompanying annual Report on Form 10-K of Table Trac Inc. for the year ended December 31, 2009, as filed with the Securities and Exchange Commission, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) the annual Report on Form 10-K of Table Trac Inc. for the year ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the annual Report on Form 10-K for the year ended December 31, 2009, fairly presents in all material respects, the financial condition and results of operations of Table Trac Inc.

March 31, 2010

Table Trac, Inc.

/s/ Chad B. Hoehne

Chad B. Hoehne, Chief Executive Officer/
Chief Financial Officer

TABLE TRAC, INC.

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